Exhibit 99.1 January 8, 2024 nd 42 Annual J.P. Morgan Healthcare Conference Innovating to Transform the Lives of Patients and Their Families Caroline ® January 2024 Rylaze patient diagnosed with ALL / LBL

Transforming Lives. Redefining Possibilities. Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements and financial targets, including, but not limited to, statements related to: the Company’s growth prospects and future financial and operating results, including Vision 2025 and expectations related thereto; 2023 revenue guidance and the Company’s expectations related thereto; the Company’s ability to deliver sustainable growth and enhance value; the Company’s commercial expectations, including with respect to revenue diversification, and its expectations for significant growth; the Company’s ability to realize the commercial potential of its products, including the blockbuster potential for Epidiolex, growth opportunities for Rylaze, Epidiolex/Epidyolex and Xywav, the Company's ability to achieve double-digit percentage growth in the combined revenues from Xywav, Epidiolex/Epidyolex and Rylaze/Enrylaze in 2024, the expectation that high sodium oxybate AG revenues will exceed $200 million in 2024, the expectation that Xywav will remain the oxybate of choice in narcolepsy and Zepzelca’s potential approval as a first line therapy; the value and growth potential of its products; the Company’s net product sales, goals for net product sales from new and acquired products; the Company’s views and expectations relating to its patent portfolio, including with respect to expected patent protection; planned or anticipated clinical trial events, including with respect to initiations, enrollment and data read-outs, and the anticipated timing thereof, and planned or anticipated regulatory submissions and filings; the Company’s expectations with respect to its products and product candidates and the potential of the Company’s products and product candidates, including expectations with respect to zanidatamab’s de-risked, near term opportunity, the potential of zanidatamab to be more than a two billion dollar market opportunity with the potential to raise the standard of care for patients and create long-term value for the Company, and the potential regulatory path related thereto; and other statements that are not historical facts. These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: maintaining or increasing sales of and revenue from Xywav, Rylaze, Zepzelca, Epidiolex / Epidyolex and other key marketed products; effectively launching and commercializing the Company’s other products and product candidates; the successful completion of development and regulatory activities with respect to the Company's product candidates; obtaining and maintaining adequate coverage and reimbursement for the Company’s products; the time-consuming and uncertain regulatory approval process, including the risk that the Company’s current and/or planned regulatory submissions may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all; the costly and time-consuming pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients such as those experienced, and expected to be experienced, by the Company; the Company’s failure to realize the expected benefits of its acquisition of GW Pharmaceuticals; regulatory initiatives and changes in tax laws; market volatility; protecting and enhancing the Company’s intellectual property rights and the Company’s commercial success being dependent upon its obtaining, maintaining and defending intellectual property protection for its products and product candidates; delays or problems in the supply or manufacture of the Company’s products and product candidates; complying with applicable U.S. and non-U.S. regulatory requirements, including those governing the research, development, manufacturing and distribution of controlled substances; government investigations, legal proceedings and other actions; identifying and consummating corporate development transactions, financing these transactions and successfully integrating acquired product candidates, products and businesses; the Company’s ability to realize the anticipated benefits of its collaborations and license agreements with third parties; the sufficiency of the Company’s cash flows and capital resources; the Company’s ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; the Company's ability to meet its projected long-term goals and objectives, including as part of Vision 2025, in the time periods that the Company anticipates, or at all, and the inherent uncertainty and significant judgments and assumptions underlying the Company's long-term goals and objectives; the completion of financial closing procedures, final audit adjustments and other developments that may arise that would cause the Company’s expectations with respect to the Company’s 2023 revenue guidance to differ, perhaps materially, from the financial results that will be reflected in the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023; and other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as supplemented by the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and its future filings and reports. Other risks and uncertainties of which the Company is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this presentation are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. 2 January 2024

Transforming Lives. Redefining Possibilities. Non-GAAP Financial Measures To supplement Jazz Pharmaceuticals’ financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP (also referred to as adjusted or non- GAAP adjusted) financial measures in this presentation. The Company presents non-GAAP adjusted operating margin and projected non-GAAP adjusted operating margin improvement. Non-GAAP adjusted operating margin is calculated as total revenues less non-GAAP adjusted cost of product sales, SG&A expenses and R&D expenses divided by total revenues. Non-GAAP adjusted cost of product sales, SG&A expenses and R&D expenses exclude certain line item components from GAAP reported cost of product sales, SG&A expenses and R&D expenses, as detailed in the non-GAAP adjusted operating margin reconciliation table that follows in the Appendix hereto. Investors should note that reconciliations of certain forward-looking or projected non-GAAP financial measures to their most comparable GAAP financial measures cannot be provided because the Company cannot do so without unreasonable efforts due to the unavailability of information needed to calculate reconciling items and due to the variability, complexity and limited visibility of comparable GAAP measures and the reconciling items that would be excluded from the non-GAAP financial measures in future periods. Likewise, reconciliations of projected non-GAAP adjusted cost of product sales, SG&A and R&D expenses, which are used to calculate projected non-GAAP adjusted operating margin and the related projected percentage improvement from 2021, to projected GAAP cost of product sales, SG&A and R&D expenses is not provided. For example, the non-GAAP adjustment for share-based compensation expense requires additional inputs such as the number and value of awards granted that are not currently ascertainable. Investors should note that the amounts of reconciling items between actual non-GAAP adjusted cost of product sales, SG&A and R&D expenses and actual GAAP cost of product sales, SG&A and R&D expenses could be significant such that actual GAAP cost of product sales, SG&A and R&D expenses would vary significantly from the projected adjusted cost of product sales, SG&A and R&D expenses used to calculate projected non-GAAP adjusted operating margin and the related projected percentage improvement from 2021. The Company believes that each of these non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors and analysts and that each of these non-GAAP financial measures, when considered together with the Company’s financial information prepared in accordance with GAAP, can enhance investors’ and analysts' ability to meaningfully compare the Company’s results from period to period and to its forward-looking guidance, and to identify operating trends in the Company’s business. In addition, these non-GAAP financial measures are regularly used by investors and analysts to model and track the Company’s financial performance. The Company’s management also regularly uses these non-GAAP financial measures internally to understand, manage and evaluate the Company’s business and to make operating decisions, and compensation of executives is based in part on certain of these non-GAAP financial measures. Because these non-GAAP financial measures are important internal measurements for the Company’s management, the Company also believes that these non-GAAP financial measures are useful to investors and analysts since these measures allow for greater transparency with respect to key financial metrics the Company uses in assessing its own operating performance and making operating decisions. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles in the reconciliation tables that follow. In addition, from time to time in the future there may be other items that the Company may exclude for purposes of its non-GAAP financial measures; and the Company has ceased, and may in the future cease, to exclude items that it has historically excluded for purposes of its non-GAAP financial measures. Likewise, the Company may determine to modify the nature of its adjustments to arrive at its non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measures as used by the Company in this presentation and the accompanying tables have limits in their usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. 3 January 2024

Our Purpose is to innovate to transform the lives of patients and their families. Who We Are We are focused on developing life-changing medicines for people with serious diseases, often with limited or no therapeutic options, so they can live their lives more fully. William Kasen and his mom Brittany Xywav patient living with IH Epidiolex patient living with Dravet syndrome IH = idiopathic hypersomnia. 4 January 2024

Jazz in 2024: Multiple near-term growth drivers, significant pipeline catalysts and well-positioned to deliver meaningful value CORPORATE COMMERCIAL PIPELINE DEVELOPMENT Expect double-digit Multiple near-term catalysts Well-positioned to be percentage revenue growth targeting significant market partner of choice, with across combined key growth opportunities financial strength to 1 drivers transact Initiated zanidatamab BLA submission Note: near-term growth drivers and pipeline catalysts are anticipated based on expectations for 2024; for further information, please see ”Caution Concerning Forward-Looking Statements”.; 1 5 January 2024 BLA = biologics license application. Key growth drivers include: Xywav, Epidiolex, Rylaze.

Growth & Execution Driving Growth and Delivering Value Through Continued Execution 6 January 2024

GROWTH & EXECUTION PIPELINE COMMERCIAL Consistent Growth Driving Long-Term Shareholder Value Expect to meet 2023 total, neuroscience and $3.75 – 1 oncology revenue guidance 1 $3.875 $3.7 19 Consecutive Years $3.1 YoY Revenue Growth 2005 – 2023G $2.4 $2.2 $1.9 15% Total Revenue CAGR 2 2018 – 2023G midpoint 3 Neuroscience Oncology 4 Other Revenue $ in billions 2018 2019 2020 2021 2022 2023G 1 2023G = 2023 financial guidance as provided by Jazz Pharmaceuticals plc on and as of November 8, 2023; CAGR = compound annual growth rate; YoY = year-over-year. The company expects that, for the year ended December 31, 2023, reported total, 2 neuroscience and oncology revenues will meet the guidance range provided on November 8, 2023. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2023, and actual results may differ; Based on mid-point of 3 4 7 January 2024 guidance provided by Jazz Pharmaceuticals plc on and as of November 8, 2023; Neuroscience revenues include high-sodium oxybate authorized generic royalties; Includes other revenues, other royalty and contract revenues, and revenues not associated with neuroscience or oncology.

GROWTH & EXECUTION PIPELINE COMMERCIAL Durable and Growing Commercial Portfolio 1 3 2018 Revenue 2023 Revenue Guidance Vision 2025 $1.9 billion $3.75 - $3.875 billion $5 billion + Xyrem & AG royalties + Xyrem & AG royalties Xyrem 60% 26% 26% 49% 2 of revenues driven Vision 2025: by oncology + Epidiolex 4 60% of revenues driven by oncology + Epidiolex + Other commercial growth, existing pipeline and future corporate development 5 Oncology + Epidiolex Revenue + Other 6 Sleep Revenue 1 2 3 AG royalties = high-sodium authorized generic royalty revenues. Guidance provided by Jazz Pharmaceuticals plc on and as of November 8, 2023; Chart based on YTD revenue reported in 3Q23; Vision 2025 represents Jazz 4 5 estimates of future performance in 2025; Includes contributions from other commercial growth, Jazz’s existing pipeline and future corporate development activities; Total revenues excluding revenues associated with Xywav, Xyrem, 8 January 2024 6 and high-sodium oxybate AG royalty revenues; Total sleep revenue includes Xywav, branded Xyrem and high-sodium oxybate AG royalty revenues.

GROWTH & EXECUTION PIPELINE COMMERCIAL Durable and Growing Commercial Portfolio 1 Vision 2025 Growth to Vision 2025 2018 Revenue $5 billion $1.9 billion >$3B Expected Top-Line Revenue Growth + Xyrem & AG royalties Since 2018 Xyrem 60% +34% 26% 26% 3 Expected Increase in Non-Sleep Revenue Share Since 2018 Vision 2025: 2 60% of revenues driven by oncology + Epidiolex + Other commercial growth, existing pipeline 15% and future corporate development 1 Revenue CAGR 2018 – Vision 2025 Target 5 Oncology + Epidiolex Revenue + Other 4 Sleep Revenue 1 2 AG royalties = high-sodium authorized generic royalty revenues; CAGR = compound annual growth rate. Vision 2025 represents Jazz estimates of future performance in 2025; Includes contributions from other commercial growth, 3 4 Jazz’s existing pipeline and future corporate development activities; Total revenues excluding revenues associated with Xywav, Xyrem, and high-sodium oxybate AG royalty revenues; Total sleep revenue includes Xywav, branded 9 January 2024 Xyrem and high-sodium oxybate AG royalty revenues.

GROWTH & EXECUTION PIPELINE COMMERCIAL

Strong Track Record of Corporate Development Success

WELL-POSITIONED TO BE A PARTNER OF CHOICE

2005 – Orphan Medical Acquisition
Established Jazz's sleep franchise

2012 – Azur Pharma Merger
Established Jazz as global biopharmaceutical company

2012 – EUSA Acquisition
Expanded oncology footprint, set the stage for Rylaze

2014 – Gentium Acquisition
Expanded commercial portfolio in rare / orphan diseases

2016 – Celator Acquisition
Strengthened hem/onc franchise

2019 – Zepzelca Licensing Agreement
Set stage for future oncology growth in solid tumors, including zanidatamab

2021 – GW Pharma Acquisition
Transformative transaction that rapidly diversified revenues

2022 – Zanidatamab Licensing Agreement
$2B+ peak potential, multiple indications[1]

2024 – 2025: TARGETING CORPORATE DEVELOPMENT OPPORTUNITIES TO DRIVE TOP-LINE REVENUE GROWTH AND DIVERSIFICATION

Note: Timeline shows select corporate development activity since 2005. Hem/onc = hematology & oncology. [1]Pending regulatory approval.

10 January 2024

GROWTH & EXECUTION PIPELINE COMMERCIAL Vision 2025 is Built on Our Core Strengths OPERATIONAL COMMERCIAL PIPELINE EXCELLENCE Executing successful launches Ability to invest meaningfully in R&D Disciplined capital allocation #1 treatment in narcolepsy Expanded R&D capabilities Already achieved operating margin improvement - providing additional Breadth and depth of pipeline #1 branded epilepsy treatment flexibility to invest in growth drivers Rapidly growing oncology business Strategic R&D collaborations 2 $5B ≥5 5% 3 Adjusted operating margin 1 in revenue in 2025 Novel product approvals 4 improvement 2021 to 2025 1 2 3 Vision 2025 represents Jazz estimates of future performance. Targeted by the end of the decade; Five percentage points; Adjusted operating margin is a non-GAAP financial measure, for further information, see “Non- 4 11 January 2024 GAAP Financial Measures”; 2021, 2022, and projected 2023 adjusted operating margin calculation is included in the appendix for reference.

Pipeline Multiple Near-term Catalysts Targeting Significant Market Opportunities 12 January 2024

GROWTH & EXECUTION | PIPELINE | COMMERCIAL

Robust and Productive Pipeline for Sustainable Growth

PRE-CLINICAL

- **Undisclosed targets** ● — Ras/Raf/MAP kinase pathway[1]
- **Undisclosed targets** ● — Oncology
- **CombiPlex** — Oncology
- **Undisclosed targets** ● — Sleep
- **Undisclosed target** ● — Epilepsy
- **Undisclosed targets** ● — Other neuroscience

PHASE 1

- **JZP815** ● — **Pan-Raf Inhibitor Program** — Raf & Ras mutant tumors
- **Zanidatamab[2]** ● — **HER2-targeted bispecific antibody** — Breast cancer
- **JZP341** ● — (Long-acting *Erwinia* asparaginase) — Solid tumors
- **JZP898 (WTX-613)[2]** ● — Conditionally-activated IFNα
- **JZP351 (Vyxeos)** — Low Intensity Dosing for higher risk MDS[4]
- **JZP324[3]** — Oxybate extended-release formulation
- **JZP441 (DSP-0187)[2]** ● — Orexin-2 receptor agonist
- **Undisclosed cannabinoids** ● — Other neuroscience

PHASE 2

- **Zanidatamab[2]** ● — **HER2-targeted bispecific antibody**
  - 2L zani monotherapy for BTC[5] (Pivotal trial)
  - Additional trials ongoing in BTC, GEA and CRC
  - Multiple trials ongoing in breast cancer
  - I-SPY2 Trial[8] in BC
- **JZP351**
  - HR-MDS (EMSCO)[6]
  - Newly diagnosed older adults with HR-AML[6]
- **JZP351 + other approved therapies**
  - R/R AML or HMA Failure MDS[4]
  - de novo or R/R AML[4]
- **Suvecaltamide (JZP385)** ● — Essential tremor
- **Suvecaltamide (JZP385)** ● — Parkinson's Disease Tremor

PHASE 3

- **Zanidatamab[2]** ● — **HER2-targeted bispecific antibody** — 1L zani + chemo ± tislelizumab for GEA[7] (Pivotal trial)
- **Lurbinectedin (Zepzelca)[1]** ● — 1L treatment SCLC in combination with Tecentriq® (atezolizumab)
- **JZP351**
  - AML or HR-MDS >60yrs (AML18)[6]
  - Newly diagnosed adults with standard- and HR-AML (AMLSG)[6]
  - Newly diagnosed <22 yrs with AML (COG)[6]
- **Cannabidiol (Epidyolex)** ● — LGS, DS, TSC in Japan

Legend: Oncology (dark blue); Neuroscience (purple); ● New Pipeline asset since 2018

Pipeline projects expanded >4x since 2018

1L = first line; 2L = second line; AML = acute myeloid leukemia; BC = breast cancer; BTC = biliary tract cancers; COG = Children's Oncology Group; CRC = colorectal cancer; DS = Dravet syndrome; EMSCO = European Myelodysplastic Neoplasms Cooperative Group; GEA = gastroesophageal adenocarcinoma; HER2 = human epidermal growth factor receptor 2; HMA = hypomethylating agents; HR = high-risk; IFNα = interferon alpha; LGS = Lennox-Gastaut syndrome; MAP = mitogen-activated protein; MDS = myelodysplastic syndromes; R/R = relapsing/refractory; SCLC = small cell lung cancer; SG = study group; TSC = Tuberous sclerosis complex; zani = zanidatamab. [1]Partnered collaboration; [2]Acquired; [3]Planned; [4]Jazz & MD Anderson Cancer Center collaboration study; [5]HERIZON-BTC-01; [6]Cooperative group study; [7]HERIZON-GEA-01; [8]NCT01042379, in collaboration with QuantumLeap Healthcare Collaborative.

13 January 2024

GROWTH & EXECUTION | PIPELINE | COMMERCIAL

Multiple Pipeline Catalysts Through 2025

Key Clinical Programs	PHASE 1 / PHASE 2 / PHASE 3 / PHASE 4 / REGULATORY	NEAR-TERM CATALYSTS
Zanidatamab	2L BTC (pivotal)	**Complete BLA Submission** expected 1H24
	Phase 3 1L GEA (pivotal)	**Phase 3 Top-line PFS Readout** – targeting late 2024
	I-SPY2 Trial: neoadjuvant treatment of locally advanced BC	
Zepzelca	ES 1L SCLC combo with Tecentriq	**Phase 3 Top-line PFS Readout** expected late 2024 / early 2025
	Phase 4 2L SCLC observational trial	
	Phase 3 2L SCLC confirmatory trial	
Rylaze	ALL/LBL	**EU:** Initiated rolling ex-U.S. launch
JZP815	RAF & RAS mutant tumors	
JZP898	Solid tumors	Phase 1 trial initiated
Epidyolex	Japan (LGS/TSC/DS)	**Phase 3 Top-line Data Readout** expected 2H24
Suvecaltamide (JZP385)	Phase 2b essential tremor	**Phase 2b Top-line Data Readout** expected late 1H24
	Parkinson's disease tremor	

Oncology | Neuroscience | Near-term catalyst

1L = first line; 2L = second-line; ALL/LBL = acute lymphoblastic leukemia/lymphoblastic lymphoma; BC = breast cancer; BLA = biologics license application; BTC = biliary tract cancer; DS = Dravet syndrome; ES = extensive-stage; EU = European Union; GEA = gastroesophageal adenocarcinoma; LGS = Lennox-Gastaut syndrome; PFS = progression-free survival; SCLC = small cell lung cancer; TSC = Tuberous sclerosis complex.

14 January 2024

GROWTH & EXECUTION PIPELINE COMMERCIAL Zanidatamab: Recent Data De-Risks $2B+ Potential Opportunity Announced MD Anderson Collaboration Meaningful data generation and rapid progression 15 months post-transaction Dec 2023 BTC Data Presented at ASCO Nov 2023 Monotherapy Activity Oct 2023 Transaction Activity Post Prior Jun 2023 Announced HER2 Treatment Activity in Combination Jan 2023 Dec 2022 Promising Early OS Data Oct 2022 ASCO = American Society of Clinical Oncology; BTC = biliary tract cancer; HER2 = human epidermal growth factor receptor 2; OS = overall survival 15 January 2024

GROWTH & EXECUTION | PIPELINE | COMMERCIAL

Zanidatamab: Recent Data De-Risks $2B+ Potential Opportunity

Meaningful **data generation** and **rapid progression** 15 months post-transaction ✓

Oct 2022

Transaction Announced
- **Option to in-license** zanidatamab ahead of BTC data

Dec 2022

Monotherapy Activity ✓
- **Positive monotherapy pivotal data**[1] in previously treated HER2-amplified BTC
- Jazz **confirms opt-in**

Jan 2023

- Zanidatamab + chemotherapy **doublet data at ASCO GI**[2]
- Announced **inclusion in I-SPY2** Trial[3]

Promising Early OS Data ✓

Jun 2023

BTC Data Presented at ASCO
- Voted **Best of ASCO** presentation

Oct 2023

- First triplet data presented in 1L GEA at ESMO[4]
- Zanidatamab + chemotherapy + tislelizumab
- Demonstrated **promising activity in combination**

Activity in Combination ✓

Nov 2023

Announced MD Anderson Collaboration
Studying zanidatamab as **monotherapy and in combination** in:
- Early-stage BC
- Cancers where other HER2-targeted therapies failed
- Rare, tissue agnostic cancers

Dec 2023

- **Promising late-line mBC data** at SABCS **shows activity** in patients **previously treated** with HER2-targeted agents[5]
- Zanidatamab + Palbociclib + Fulvestrant
- Activity in **novel chemo-free combination regimen**

Activity Post Prior HER2 Treatment ✓

1L = first line; ASCO = American Society of Clinical Oncology; BC = breast cancer; BTC = biliary tract cancer; ESMO = European Society for Medical Oncology; GEA = gastroesophageal adenocarcinoma; GI = gastrointestinal; HER2 = human epidermal growth factor receptor 2; mBC = metastatic breast cancer; OS = overall survival; SABCS = San Antonio Breast Cancer Symposium. [1]DOI: 10.1200/JCO.2023.41.16_suppl.1044 Journal of Clinical Oncology 41, no. 16_suppl (June 01, 2023) 1044-1044; [2]DOI: 10.1200/JCO.2023.41.4_suppl.347 Journal of Clinical Oncology 41, no. 4_suppl (February 01, 2023) 347-347; [3]NCT01042379, in collaboration with QuantumLeap Healthcare Collaborative; [4]Poster presented by partner Beigene; Harpreet Wasan, et al. Zanidatamab (zani) plus chemotherapy (chemo) and tislelizumab (TIS) as first-line (1L) therapy for patients (pts) with advanced HER2-positive (+) Gastric/gastroesophageal junction adenocarcinoma (GC/GEJC): updated results from a phase 1b/2 study, ESMO, 2023; [5]Santiago Escrivá-de-Romani, et al., Primary Results From a Phase 2a Study of Zanidatamab (zani) + Palbociclib (palbo) + Fulvestrant (fulv) in HER2+/HR+ Metastatic Breast Cancer (mBC), SABCS, 2023.

16 January 2024

GROWTH & EXECUTION | PIPELINE | COMMERCIAL

Zanidatamab: De-Risked Near-Term Opportunity with $2B+ Peak Potential

- **Increased HERIZON-GEA-01 enrollment** from 714 to 918 to **improve statistical power** for OS analysis while maintaining late 2024 PFS top-line readout target based on original enrollment
- Maintains **earliest possible time to approval** based on PFS; **increases POS of OS** with two interim and a final OS readout

Biliary Tract Cancer

Expect to **enter market first in BTC**[1], helps HCPs gain **important experience**

Initiated rolling **BLA submission in 4Q23** for potential **accelerated approval** in 2L BTC; expect to **complete 1H24**

Alignment with FDA on **confirmatory trial** in 1L metastatic BTC

~12,000
BTC cases annually[2] in U.S., Europe[3] and Japan

Gastroesophageal Adenocarcinoma

Path to approval in 1L GEA with sBLA submission

HER2+/PD-L1 negative: opportunity to **address unmet need** and **replace trastuzumab**[1]

HER2+/PD-L1 positive: opportunity to replace trastuzumab as **HER2-targeted therapy of choice**[1]

Opportunity to **explore potential in neoadjuvant** populations[1]

~63,000
GEA cases annually[2] in U.S., Europe[3] and Japan

Breast Cancer

Expanded opportunity across lines of therapy[1]:

- Early lines of therapy (neoadjuvant)
- Post T-DXd
- T-DXd ineligible settings
- Novel combinations

Promising early data across lines of therapy and in multiple combinations

Potential for **novel chemo-free regimen** for **HER2+/HR+** patients[1]

Ongoing trials in early breast cancer:

- I-SPY2 Trial[4]
- MD Anderson collaboration

~150,000
BC cases annually[5] in U.S., Europe[3] and Japan

Other HER2-Expressing Cancers

Broad potential beyond BTC, GEA, and BC in multiple HER2-expressing indications **based on compelling clinical activity from early trials**[6]:

- Colorectal
- NSCLC
- Ovarian
- Endometrial
- Pancreatic
- Bladder
- Salivary Gland
- Ampullary
- Other HER2-expressing solid tumors

Broad Potential
Beyond BTC, GEA, and BC

1L = first line; 2L = second line; BC = breast cancer; BLA = biologics license application; BTC = biliary tract cancer; FDA = Food and Drug Administration; GEA = gastroesophageal adenocarcinoma; HCP = healthcare provider; HER2 = human epidermal growth factor receptor 2; HR+ = hormone receptor positive; NSCLC = non-small cell lung cancer; OS = overall survival; PD-L1 = programmed cell death ligand 1; POS = probability-of-success; PFS = progression-free survival; sBLA = supplemental biologics license application; T-DXd = trastuzumab deruxtecan. [1]Pending regulatory approvals; [2]Incidence sources: Kantar reports, ToGA surveillance report; SEER, cancer.gov; ClearView Analysis; GLOBOCAN, Data on file; [3]Major markets, U.K, France, Germany, Spain, Italy; [4]NCT01042379, in collaboration with QuantumLeap Healthcare Collaborative; [5]Incidence source estimates derived from multiple sources: Decision Resources Group, Kantar Health, Jazz Market Research, data on file; [6]Funda Meric-Bernstam et al, Zanidatamab, a novel bispecific antibody, for the treatment of locally advanced or metastatic HER2-expressing or HER2-amplified cancers: a phase 1, dose-escalation and expansion study, The Lancet Oncology, Volume 23, Issue 12, 2022, Pages 1558-1570, ISSN 1470-2045, https://doi.org/10.1016/S1470-2045(22)00621-0.

17 January 2024

GROWTH & EXECUTION | PIPELINE | COMMERCIAL

Zepzelca: Opportunity to Address Unmet Need as Front-Line Therapy

Well-established as 2L SCLC treatment of choice, generating **over $820 million**[4] in revenue since launch

KEY CATALYST

- Expect **Phase 3 top-line PFS readout** in ES 1L SCLC in combination with Tecentriq® (atezolizumab), in collaboration with Roche[1] by **late 2024 / early 2025**
  - **Trial design**: 1L SOC with or without Zepzelca

SIGNIFICANT UNMET NEED

- Expected median OS for ES 1L SCLC patients is **~13 months**[3]
- In the U.S., there are **~30,000 1L SCLC patients**, with ~27,000 currently treated in 1L and ~17,000 treated in 2L
- **~70%** of 1L patients have extensive stage SCLC

DIFFERENTIATION

- Zepzelca binds to DNA leading to **inhibition of DNA transcription** and **tumor cell apoptosis**
- Potential to **help SCLC patients earlier** in the treatment paradigm
- Potential to **increase duration of response** with earlier line patients

SCLC U.S. Patients[2]


LS SCLC
ES SCLC
2L+ SCLC
30K
9K
21K
27K
8K
19K
17K
Diagnosed
1L Treatment
2L Treatment

1L = first-line; 2L = second-line; ES = extensive stage; LS = limited stage; OS = overall survival; PFS = progression-free survival; SCLC = small cell lung cancer; SOC = standard of care. [1]F. Hoffmann-La Roche Ltd
[2]Approximate U.S. SCLC patient numbers, sources: SEER Cancer Stat Facts https://seer.cancer.gov/statfacts/html/lungb.html, accessed April 19, 2019; American Cancer Society, https://www.cancer.org/cancer/small-cell-lung-cancer/about/what-is-small-cell-lung-cancer.html, accessed April 12, 2019; Kantar Health Treatment Architecture SCLC July 2018; Jazz primary market research May 2019; [3]Paz-Ares, L. et al. Durvalumab, with or without tremelimumab, plus platinum-etoposide in first-line treatment of extensive-stage small-cell lung cancer: 3-year overall survival update from CASPIAN. ESMO Open. 2022 Apr; 7(2):100408; [4]Net product sales from launch in July 2020 to September 30, 2023.

18 January 2024

GROWTH & EXECUTION | PIPELINE | COMMERCIAL

Suvecaltamide: Near-Term Essential Tremor Data Readout

KEY CATALYST

- Expect top-line data from **Phase 2b Essential Tremor (ET) trial late 1H24**

SIGNIFICANT UNMET NEED

- **High unmet need**: no newly approved ET pharmacotherapy in >50 years[1-3]
- In the U.S. and key European markets[4,5]
  - ~11 million prevalence
  - ~2 million diagnosed

DIFFERENTIATION

- **Highly selective and state-dependent** modulator of T-type calcium channels which play a role in the brain's management of muscle movement
- **Preferentially binds** to a specific conformation of the T-type calcium channel to reduce and stabilize activity in patients with ET
- Potency against **all three CaV3[5] isoforms** and **>100-fold selectivity** against other ion channel targets


Without tremor
Essential Tremor [6]
Baseline
JZP385

[1]Essential Tremor Information Page. National Institute of Neurological Disorders and Stroke. https://www.ninds.nih.gov/Disorders/All-Disorders/Essential-Tremor-Information-Page. Modified March 27, 2019. Accessed October 2021; [2]Bhatia KP, Bain P, Bajaj N, et al. Consensus Statement on the classification of tremors from the task force on tremor of the International Parkinson and Movement Disorder Society. Mov Disord. 2018;33(1):75-87. doi:10.1002/mds.27121; [3]Chandler DL. Finding New Ways To Treat Tremors. IEEE Pulse. 2021;12(3):14-17. doi:10.1109/MPULS.2021.3078599; [4]Louis ED, Ottman R. How many people in the USA have essential tremor? Deriving a population estimate based on epidemiological data. Tremor Other Hyperkinet Mov (NY). 2014;4:259. Published 2014 Aug 14. doi:10.7916/D8TT4P4B; [5]There are three known types of T-type calcium channels, or Ca_v3, each associated with a specific α_1 subunit; [6]Papapetropoulos S., et al. Efficacy Results from a Phase 2, Double-Blind, Placebo-Controlled Study of CX-8998, a State-Dependent T-Type Calcium (Cav3) Channel Modulator in Essential Tremor Patients (T-CALM). Platform presentation at the American Academy of Neurology 71st Annual Meeting, May 4 to May 10, 2019 in Philadelphia, PA. Example from one patient.

19 January 2024

GROWTH & EXECUTION | PIPELINE | COMMERCIAL

Novel Early Programs Continue to Advance

JZP815[1]

- **Highly selective** and **potent inhibitor of activity against all RAF protomers**
  - Sub-nanomolar activity against ARAF, BRAF and CRAF
- **Inhibits full spectrum** of RAF mutations and specific KRAS and NRAS driver mutations
- Phase 1, **first-in-human trial initiated** in patients with advanced or metastatic solid tumors with MAPK alterations



BRAF Mutant
CLASS 1
B-RAF V600E Driven
CLASS 2
B-RAF Mutated Dimer Driven
CLASS 3
B-RAF Mutated RAS Driven
Mutant RAS or RTK Driven
mEGFR / mRTK
mRAS
RAS
B-RAF V600E
C-RAF
B-RAF G469X
C-RAF / A-RAF
B-RAF D594X
WT B-RAF
MEK
Cell Growth
Growth Inhibition
1st Gen. B-RAF V600E Inhibitor
Pan-RAF Inhibitor JZP815

JZP898[2]

- Designed to be **first in-class, systemically delivered, conditionally activated IFNα molecule** for treatment of a wide variety of solid tumors
- Potential to **improve therapeutic index** of IFNα therapy by **minimizing severe toxicities associated with IFNα therapy** and **maximizing clinical benefit** when administered as monotherapy or in combination with immune checkpoint inhibitors
- Designed to systemically deliver a conditionally-activated IFNα therapy with **both IFNAR blockade** and potential for **full IFNα potency and function**
- IND cleared, **Phase 1 Trial initiated**



Inactive cytokine
Activated cytokine
Tumor
Targeted Intra-tumoral Delivery
Activated cytokine
Cancer cell
Activated immune cells
T
NK
On-Target Immune Activation

IFNα = interferon alpha; IFNAR = interferon alpha receptors; IND = investigational new drug application; MAPK = mitogen-activated protein kinases. [1]Hauptschein, R, et al. JZP815, A Potent and Selective Pan-RAF Inhibitor, Demonstrates Efficacy in RAF and RAS Mutant Tumor Preclinical Models. AACR Annual Meeting 2022. [2]WTX613, a conditionally activated IFNα INDUKINE™ molecule, induces anti-tumor immune responses resulting in strong tumor growth control in syngeneic mouse tumor models, E Tyagi et al, poster presented at SITC Annual Meeting, Nov. 10–14, 2021; Washington, D.C.

20 January 2024

Commercial Growing and Diverse Revenue Streams 21 January 2024

GROWTH & EXECUTION | PIPELINE | COMMERCIAL

Key Growth Drivers Contributing to Top-Line Revenues


$3,750 –
$3,875[1]
19 Consecutive Years of Revenue Growth
2005 – 2023G
Neuroscience
Oncology
Other[3]
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023G

Revenue $ in millions

GROWING & INCREASINGLY DIVERSIFIED PORTFOLIO

- 2020 – 2023G[2] revenues expected to **grow by >60%[1]**
- Oncology revenues expected to be **~27% of total revenues[1]** based on 2023G[2]
- Only **16% of 3Q23 total revenues** relate to Xyrem and AG royalties

KEY GROWTH DRIVERS: XYWAV, EPIDIOLEX, RYLAZE

- **Expect double-digit percentage revenue growth**[1,4] across combined key growth drivers in 2024 xywav™ Epidiolex® RYLAZE asparaginase erwinia chrysanthemi (recombinant)-rywn for injection 10mg/0.5mL per vial

Note: the Company expects double-digit percentage revenue growth across combined key growth drivers as well top-line revenue growth overall in 2024. 2023G = 2023 financial guidance as provided by Jazz Pharmaceuticals plc on and as of November 8, 2023; AG = authorized generic; YoY = Year-over-year. [1]Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2023, and actual results may differ; [2]Based on mid-point of guidance provided by Jazz Pharmaceuticals plc on and as of November 8, 2023; [3]Includes other revenues, other royalty and contract revenues, and revenues not associated with Neuroscience or oncology; [4]Double-digit revenue growth expected in 2024 vs. 2023 for the sum of total revenues from all three key growth drivers: Xywav, Epidiolex, Rylaze.

22 January 2024

GROWTH & EXECUTION PIPELINE COMMERCIAL Rely on Rylaze: Successful Launch and Strong Demand KEY HIGHLIGHTS Sustained asparaginase activity over the course of therapy essential to treatment 1 success of ALL/LBL patients 2 • $660 million in revenue since launch in mid-2021 GROWTH OPPORTUNITIES • Continued strong demand driven by: • Increased use in AYA setting • Switching to Rylaze at first sign of HSR and due to other treatment-related issues • Significant uptake in M/W/F 25/25/50 IM dosing regimen • Enrylaze granted marketing authorization by EC for the treatment of ALL and LBL in adult and Emily pediatric patients; Initiated rolling ex-U.S. launch in 2023 Rylaze patient diagnosed with ALL 1 ALL/LBL = acute lymphoblastic leukemia / lymphoblastic lymphoma; AYA = adolescents and young adults; EC = European Commission; HSR = hypersensitivity reaction; IM = intramuscular; M/W/F = Monday/Wednesday/Friday. Salzer W, 23 January 2024 2 Bostrom B, Messinger Y, et al. Asparaginase activity levels and monitoring in patients with acute lymphoblastic leukemia. Leuk Lymphoma. 2018;59(8):1797-1806; Net product sales from launch in July 2021 to September 30, 2023.

GROWTH & EXECUTION | PIPELINE | COMMERCIAL

Epidiolex: High Unmet Need in Pediatric Onset Epilepsy

Epidiolex® Epidyolex® cannabidiol Oral solution



Ellamee
Epidiolex patient living with LGS

KEY HIGHLIGHTS

Broad spectrum efficacy through novel mechanism of action

- **$1.8 billion**[1] in revenue since acquisition mid-2021

GROWTH OPPORTUNITIES

- Further data generation, including potential beyond-seizure benefits from the EpiCom[2] study in TSC and multiple publications presented at AES 2023
- **Education on caregiver reported outcomes and beyond-seizure benefits** utilizing data from the BECOME[3,4] survey in DS and LGS
- Delivering programs and education to support **optimal dosing**
- Enhancing focus on additional opportunity in **adult patient setting**
- Additional **ex-U.S. launches and indication expansion** expected through 2024; **top-line data expected 2H24** from pivotal Phase 3 trial for DS/LGS/TSC in Japan

AES = American Epilepsy Society; DS = Dravet syndrome; LGS = Lennox-Gastaut syndrome; TSC = tuberous sclerosis complex. [1]Net product sales from May 2021 to September 30, 2023; [2]Eeghen, AM, Thiele, EA, et al. Poster presented at: World Congress of Neurology, October 15-19, 2023; [3]Salazar TD, Berg A, Danese SR, et al. Poster presented at: American Epilepsy Society Annual Meeting; December 3-7, 2021; Chicago, IL; [4]Berg A, Perry MS, Salazar TD et al. Poster presented at: American Epilepsy Society Annual Meeting; December 3-7, 2021; Chicago, IL..

24 January 2024

GROWTH & EXECUTION PIPELINE COMMERCIAL Xywav: Success Reinforces Durability in Sleep KEY HIGHLIGHTS 1 • Annualizing at $1.3B , as of 3Q23 • First and only FDA-approved therapy to treat IH • Received Orphan Drug Exclusivity in IH • Approved to treat the full condition of IH, including sleep inertia, which has significant impact on patients’ quality of life and daily function • Benefits of reducing sodium intake and an individualized dosing regimen continue to resonate with patients and HCPs for the treatment of IH and narcolepsy • Expect high-sodium AG royalty revenue to exceed $200M in 2024 GROWTH OPPORTUNITIES • Continued growth of new prescribers driving demand • Expanding field force to increase the breadth of IH prescribers Diana Xywav patient living with IH • Jazz survey of sleep specialists indicates 70% anticipate increasing prescribing of Xywav for IH • Efficient launch in IH with >90% overlap with existing sleep call universe AG royalties = high-sodium authorized generic royalty revenues; FDA = Food and Drug Administration; HCP = healthcare provider; IH = idiopathic hypersomnia. 25 January 2024 1 Based on 3Q23 Xywav net product sales reported for quarter ended September 30, 2023.

Near-Term Catalysts to Drive Substantial Value Creation

COMMERCIAL CATALYSTS

Epidiolex / Epidyolex
- Additional ex-U.S. launches and indication expansion expected through 2024
- Continued data generation

Rylaze / Enrylaze
- Began rolling ex-U.S. launch for Enrylaze

Xywav
- Meaningful growth opportunity in IH
- Expect to remain oxybate of choice in narcolepsy

Zanidatamab
- Potential U.S. commercial launch in 2L BTC in 2025 or earlier

2024 / 2025

Commercial catalysts drive increased confidence in sustainable top-line revenue growth[1]

Deep pipeline provides multiple near-term catalysts

Financial strength underpins ability to grow and execute Vision 2025[2]

PIPELINE CATALYSTS

Zanidatamab
- Complete BLA submission in BTC expected 1H24

Suvecaltamide
- Phase 2b top-line data in ET expected late 1H24

Epidyolex
- Phase 3 top-line data in Japan expected 2H24

Zanidatamab
- Phase 3 top-line PFS readout – targeting late 2024

Zepzelca
- Phase 3 top-line readout expected late 2024 / early 2025

1L = first line; 2L = second line; BLA = biologics license application; BTC = biliary tract cancer; ET = essential tremor; GEA = gastroesophageal adenocarcinoma; IH = idiopathic hypersomnia; PFS = progression-free survival.
[1]The Company expects top-line total revenue growth in 2024 relative to 2023 and over the two-year period ending in 2025. [2]Vision 2025 represents Jazz estimates of future performance in 2025.

26 January 2024

Thank You 27 January 2024

Appendix 28 January 2024

1 GAAP and Non-GAAP Adjusted Operating Margin – Year Ended December 31, 2021 The following table provides a reconciliation of the Company’s GAAP reported cost of product sales, SG&A expenses and R&D expenses to non-GAAP adjusted cost of products sales, SG&A expenses and R&D expenses and the calculation of the Company’s GAAP and non-GAAP adjusted operating margin: In millions, except % Non-GAAP GAAP (unaudited) adjusted Revenue $3,094 $3,094 GAAP reported and non-GAAP Adjusted cost of product sales, SG&A and R&D expenses $2,398 $1,761 GAAP and Non-GAAP adjusted operating margin % 22% 43% In millions Cost of product sales SG&A R&D Total (unaudited) GAAP reported $441 $1,452 $506 $2,398 Share-based compensation (11) (118) (42) (170) Transaction and integration related expenses (2) (229) (13) (244) Acquisition accounting inventory fair value step-up (223) — — (223) Total non-GAAP adjusted $205 $1,105 $451 $1,761 1 Note: Table may not foot due to rounding. R&D = research and development; SG&A = selling, general and administrative. Adjusted operating margin is a non-GAAP financial measure; for further information, see 29 January 2024 “Non-GAAP Financial Measures”.

1 GAAP and Non-GAAP Adjusted Operating Margin – Year Ended December 31, 2022 The following table provides a reconciliation of the Company’s GAAP reported cost of product sales, SG&A expenses and R&D expenses to non-GAAP adjusted cost of products sales, SG&A expenses and R&D expenses and the calculation of the Company’s GAAP and non-GAAP adjusted operating margin: In millions, except % Non-GAAP GAAP (unaudited) adjusted Revenue $3,659 $3,659 GAAP reported and non-GAAP Adjusted cost of product sales, SG&A and R&D expenses $2,548 $1,908 GAAP and Non-GAAP adjusted operating margin % 30% 48% In millions Cost of product sales SG&A R&D Total (unaudited) GAAP reported $541 $1,417 $590 $2,548 Share-based compensation (12) (149) (57) (218) Restructuring and other charges (2) (65) (10) (77) Transaction and integration related expenses — (21) (2) (24) Costs related to disposal of a business — (48) — (48) Acquisition accounting inventory fair value step-up (273) — — (273) Total non-GAAP adjusted $252 $1,135 $521 $1,908 1 Note: Table may not foot due to rounding. R&D = research and development; SG&A = selling, general and administrative. Adjusted operating margin is a non-GAAP financial measure; for further information, see 30 January 2024 “Non-GAAP Financial Measures”.

1,2 GAAP and Non-GAAP Adjusted Operating Margin – FY 2023 Guidance The following table provides a reconciliation of the Company’s projected 2023 GAAP cost of product sales, SG&A expenses and R&D expenses to non-GAAP adjusted cost of products sales, 1 SG&A expenses and R&D expenses, in each case based on the midpoint of the Company’s 2023 guidance, and the calculation of the Company’s projected GAAP and non-GAAP adjusted operating margin: In millions, except % Non-GAAP GAAP G (unaudited) adjusted G Revenue $3,813 $3,813 GAAP and non-GAAP Adjusted cost of product sales, SG&A and R&D expenses $2,562 $2,154 GAAP and Non-GAAP adjusted operating margin % 33% 44% In millions Cost of product sales G SG&A G R&D G Total G (unaudited) GAAP $428 $1,268 $866 $2,562 Share-based compensation (14) (160) (66) (240) Acquisition accounting inventory fair value step-up (145) — — (145) Restructuring and other costs — (23) — (23) Total non-GAAP adjusted $269 $1,085 $800 $2,154 1 Note: Table may not foot due to rounding. G = guidance; R&D = research and development; SG&A = selling, general and administrative. Calculated at the midpoint of 2023 financial guidance as provided by Jazz 2 31 January 2024 Pharmaceuticals plc on and as of November 8, 2023; Adjusted operating margin is a non-GAAP financial measure; for further information, see “Non-GAAP Financial Measures”.